As filed with the Securities and Exchange                    File No. 333-112554
Commission on February 5, 2004


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM S-1

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        International DisplayWorks, Inc.
             (Exact name of registrant as specified in its charter)

              Delaware                      3670                 94-3333649
              --------                      ----                 ----------

(State or other jurisdiction of  (Primary Standard Industrial  (I.R.S. Employer
 incorporation or organization)      Classification Code)     dentification No.)

                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765
                                 (916) 415-0864
          (Address and telephone number of principal executive offices)


                               Stephen C. Kircher
                             Chief Executive Officer
                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765
                                 (916) 415-0864
            (Name, address and telephone number of agent for service)

                                   Copies to:


                               Scott Bartel, Esq.
                              David C. Adams, Esq.
                              Bartel Eng & Schroder
                          300 Capitol Mall, Suite 1100
                          Sacramento, California 95814
                            Telephone: (916) 442-0400

        Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. |X|

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================
    Title of each class of       Amount of shares      Proposed maximum        Proposed maximum        Amount of
 securities to be registered     to be Registered     offering price per      aggregate offering     registration
                                                            share                   price                 fee
-----------------------------------------------------------------------------------------------------------------
Common Stock                        3,333,335             $2.465(1)             $8,216,670.775         $1,041.06
-----------------------------------------------------------------------------------------------------------------
Common Stock underlying             865,964(2)            $2.465(3)             $2,134,601.26           $270.46
warrants
-----------------------------------------------------------------------------------------------------------------
Warrants                             865,964                $0(4)                   $0(4)                $0(4)
=================================================================================================================
Total                                                                                                  $1311.52
=================================================================================================================

(1) Calculated in accordance with Rule 457(c) of the Securities Act of 1933, as amended ("Securities Act"). Estimated for the sole purpose of calculating the registration fee and based upon the average of the bid and ask price per share of our common stock on February 4, 2004, as reported on the OTC Bulletin Board.

(2) Represents the number of shares of common stock offered for resale following the exercise of warrants.

(3)  Calculated in accordance with Rule 457(g) of the Securities Act.

(4)  In accordance with Rule 457(g).  No separate registration fee is required.

International DisplayWorks, Inc. hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until it shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

PART II  INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.  Other Expenses of Issuance and Distribution.

     The following table sets forth the costs and expenses payable by us in connection with the issuance and distribution of the securities being registered hereunder. No expenses will be borne by the selling stockholders. All of the amounts shown are estimates, except for the SEC registration fee and the NASD fee.

       SEC registration fee                                          $1,311.52
       Printing and engraving expenses                                  $6,000
       Accounting fees and expenses                                    $50,000
       Legal fees and expenses                                         $87,000
       Transfer agent and registrar fees                                    $0
       Fees and expenses for qualification under
         state securities laws                                         $15,000
       Engineering fees                                                     $0
       Federal taxes                                                        $0
       State taxes                                                          $0
       Miscellaneous                                                        $0

            Total                                                  $159,311.52

       * Estimate

Item 16.  Exhibits and Financial Statement Schedules.

(a) The following documents are filed as part of this report:

         1. Financial Statements (see Item 8.)

            o     Report of Independent Auditors (Grant Thornton)
            o     Report of Independent Public Accountants (Perry-Smith, LLP)
            o     Consolidated Balance Sheets - October 31, 2003 and October 31,
                  2002
            o Consolidated Statements of Operations - Years Ended October 31, 2003, October 31, 2002 and ten months ended October 31, 2001
            o Consolidated Statements of Stockholders' Equity - Years Ended October 31, 2003, October 31, 2002 and ten months ended October 31, 2001
            o Consolidated Statements of Cash Flows - Years Ended October 31, 2003, October 31, 2002 and ten months ended October 31, 2001
            o     Notes to Consolidated Financial Statements

         2.       Financial Statement Schedules

            o Schedule II - Valuation and Qualifying Accounts (accounts not required or not material have been omitted)

         3.       Exhibits

Exhibit No.       Description
-----------       -----------

       2.1        Agreement and Plan of Merger merging Morrow Snowboards, Inc.
                  into Granite Bay Technologies, Inc. (1)
       2.2 Agreement and Plan of Merger merging Granite Bay Technologies, Inc. into International DisplayWorks, Inc.(2)
       3.1        Certificate of Incorporation (2)
       3.2        Bylaws(22)
       4.2 Securities Purchase Agreement dated October 31, 1997 among the Registrant, Morrow, LLC, Morrow Snowboards ULC, Westbeach Snowboard Canada Ltd. and the security holders of Westbeach Snowboard Canada Ltd. listed therein (6)
       4.3        Forms of Warrant (26)
       4.4        Forms of Placement Agent Warrant (27)
       5.1        Opinion of Bartel Eng & Schroder
      10.1        Forms of Warrant (3)
      10.2 Morrow Snowboards, Inc. Employee Equity Incentive Plan as amended and restated February 13, 1997 (4)
      10.3        Form of Nonqualified Stock Option Agreement (3-4)
      10.4        Form of Incentive Stock Option Agreement (3-4)
      10.5        Form of Indemnification Agreement (3-4)
      10.6        Stock Option Plan for Non-Employee Directors (3-4)
      10.7 Securities Purchase Agreement dated October 31, 1997 among the Registrant, Morrow, LLC, Morrow Snowboards ULC, Westbeach Snowboard Canada Ltd. and the Security holders of Westbeach Snowboard Canada Ltd. listed therein (6)
      10.8 Guarantee and Postponement of Claim by Morrow Westbeach Canada ULC in favor of Foothill Capital Corporation dated as of May 7, 1998 (as assigned to Capitol Bay Management, Inc.) (19)
      10.9 Intellectual Property and Security Agreement dated as of May 7, 1998, between Morrow Snowboards, Inc. and Foothill Capital Corporation (as assigned to Capitol Bay Management, Inc.)(19)
      10.10 General Security Agreement dated as of May 7, 1998, between Morrow Westbeach Canada ULC and Foothill Capital Corporation (as assigned to Capitol Bay Management, Inc.)(19)
      10.11 Security Agreement-Stock Pledge dated as of May 7, 1998, between Morrow Snowboards, Inc. and Foothill Capital Corporation (as assigned to Capitol Management, Inc.)(19)
      10.12 Assignment and Acknowledgment Agreement dated May 7, 1999, between Capitol Bay Management, Inc. and Foothill Capital Corporation, the Registrant and Westbeach Snowboard U.S.A. Inc.(19)
      10.13 Acquisition Agreement dated as of March 26, 1999, by and between K2 Acquisitions, Inc. and the Registrant (10)
      10.14 Memorandum of Understanding between Capitol Bay Management, Inc. and the Company (11)
      10.15 Payment Agreement effective June 17, 1999 among Morrow Snowboards, Inc., certain Petitioning Creditors named therein and Robert K. Morrow, Inc., a Disbursing Agent for the Petitioning Creditors (12)
      10.16 Promissory Note dated August 25, 1999, given by Morrow Snowboards, Inc. to Dennis and Carol Pekkola (12)
      10.17 Trust Deed dated August 25, 1999, given by Morrow Snowboards, Inc. to Robert Smejkel, as Trustee, with Dennis and Carol Pekkola as beneficiaries (13)
      10.18 Subordination Agreement dated August 25, 1999, among Morrow Snowboards, Inc., Robert K. Morrow, as Escrow Agent for certain creditors of the Company and the Pekkolas (13)
      10.19 Morrow Snowboards, Inc. 1999 Stock Option Plan for Non-Employee Directors (14)

      10.20 Asset Purchase Agreement dated as of November 12, 1999, among Westbeach Canada ULC and Westbeach Sports Inc.(15)
      10.21 General Assignment dated as of November 12, 1999, among Westbeach Canada ULC and Westbeach Sports Inc.(15)
      10.22 Assignment of Lease and Consent among Westbeach Canada ULC, Westbeach Sports Inc. and Western Immo Holdings, Inc. dated as of November 12, 1999 (15)
      10.23 Assignment of Lease and Consent among Westbeach Canada ULC, Westbeach Sports Inc. and Welf Arne Von Dehn dated as of November 12, 1999 (15)
      10.24 Bill of Sale between Westbeach Canada ULC and Westbeach Sports Inc. dated as of November 12, 1999 (15)
      10.25       Letter from Arthur Andersen, LLP dated January 24, 2000 (16)
      10.26 Placement Agent Agreement dated January 13, 2000, between Morrow Snowboards, Inc. and Capitol Bay Securities, Inc (17)
      10.27 Securities Purchase Agreement effective as of January 31, 2000, among Morrow Snowboards, Inc. and the Sellers (18)
      10.28 Sale and Purchase Agreement February 1, 2000 among Vikay Industrial (Hong Kong) Ltd. and International DisplayWorks, Inc. (19)
      10.29 Supplemental Deed and Charge dated February 1, 2000, between International DisplayWorks (Hong Kong) Ltd. and International DisplayWorks, Inc., as Chargors, and Vikay Industrial Ltd.
                  (in Judicial Management) and Vikay Industrial (Hong Kong) Ltd. as Chargees (18)
      10.30       2000 Equity Incentive Plan for Non-Employee Directors (21)
      10.31       Stock Option Agreements [Form of] (23)
      10.32       Equity Incentive Plan (21)
      10.33       Employment Contract with Ian Bebbington (24)
      10.34       Manufacturing Agreement (25)
      10.35       Form of Common Stock Purchase Agreement (26)
      10.36       Form of Promissory Note (26)
      10.37       Form of Securities Purchase Agreement (27)
      10.38       Form of Registration Rights Agreement (27)
      23.1        Consent of Grant Thornton (28)
      23.2        Consent of Perry Smith (28)
      23.3        Consent of Bartel Eng & Schroder (contained in Exhibit 5.1)
                  (28)
      31.1 Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act (28)
      31.2 Certification of Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act (28)
       32 Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act (28)

(1) Incorporated herein by reference from the Company's Current Report on Form 8-K dated November 6, 2000 (File No. 0-753683).
(2) Incorporated by reference from the Company's Current Report on Form 8-K dated October 31, 2001 (File No. 0-27002).
(3) Incorporated herein by reference from the Company's registration statement on Form S-1 (File No. 33-97800).
(4)      Incorporated by reference from the Company's Proxy Statement for the
         meeting held on May 22, 1997 (File   No. 000-27002).
(5) Incorporated herein by reference from the Company's 1995 Annual Report on Form 10-K (File No. 0-27002).
(6) Incorporated by reference from the Company's Current Report on Form 8-K dated October 31, 1997 (File No. 0-27002).
(7) Incorporated by reference from the Company's Current Report on Form 8-K dated November 11,1997 (File No. 0-27002).
(8) Incorporated by reference from the Company's 1997 Annual Report on Form 10-K (File No. 0-27002).

(9) Incorporated by reference from the Company's Current Report on Form 8-K dated May 8, 1998 (File No. 0-27002).
(10) Incorporated by reference from the Company's Current Report on Form 8-K dated March 26, 1999 (File No. 0-27002).
(11) Incorporated by reference from the Company's Current Report on Form 8-K dated April 27, 1999 (File No. 0-27002).
(12) Incorporated by reference from the Company's Current Report on Form 8-K dated June 28, 1999 (File No. 0-27002).
(13) Incorporated by reference from the Company's Current Report on Form 8-K dated August 25, 1999 (File No. 0-27002).
(14) Incorporated by reference from the Company's Current Report on Form 8-K dated September 30, 1999 (File No. 0-27002).
(15) Incorporated by reference from the Company's Current Report on Form 8-K dated November 12, 1999 (File No. 0-27002).
(16) Incorporated by reference from the Company's Current Report on Form 8-K dated January 14, 2000 (File No. 0-27002).
(17) Incorporated by reference from the Company's Current Report on Form 8-K dated January 31, 2000 (File No. 0-27002).
(18) Incorporated by reference from the Company's Current Report on Form 8-K dated January 31, 2000 (File No. 0-27002).
(19) Incorporated by reference from the Company's Annual Report on Form 10-K for the year ended January 1, 2000 (File No.0-27002).
(20) Incorporated by reference from the Company's Proxy Statement for the meeting held on September 28, 2000 (File No. 707647).
(21) Incorporated by reference from the Company's current report on Form 8-K filed October 15, 1999 (File No. 000-27002).
(22) Incorporated by reference from the Company's Annual Report on Form 10-K for the year ended October 31, 2001 (File No
         000-27002).
(23) Incorporated by reference from the Company's registration statement on Form S-8 effective May 1, 2002 (File No. 333-87296).
(24) Incorporated by reference from the Company's Annual Report on Form 10-K for the year ended October 31, 2002 (File No 000-27002).
(25) Incorporated by reference from the Company's current report on Form 8-K filed on April 24, 2003 (File No. 000-27002).
(26) Incorporated by reference from the Company's current report on Form 8-K filed on October 10, 2003 (File No. 000-27002).
(27) Incorporated by reference from the Company's current report on Form 8-K filed on December 30, 2003 (File No 000-27002).
(28) Incorporated by reference from the Company's registration statement of Form S-1 filed on February 6, 2004 (File No 333-1125542).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunder duly authorized, in Rocklin, California, on February 3, 2004.


                                       INTERNATIONAL DISPLAYWORKS, INC.
                                       a Delaware Corporation

                                       /s/ Stephen C. Kircher
                                       ---------------------------
                                       Stephen C. Kircher,
                                       Chief Executive Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities and on the dates indicated.



Dated:   February 13, 2004        By: /s/ Stephen C. Kircher
                                      ------------------------------------------
                                      Stephen C. Kircher,
                                      Chairman and Chief Executive Officer
                                      (Principal Executive Officer)



Dated:   February 13, 2004        By: /s/ Anthony Genovese                   (1)
                                      ------------------------------------------
                                      Anthony Genovese,
                                      Vice-Chairman and Chief Technology Officer



Dated:   February 13, 2004        By: /s/ William H. Hedden                  (1)
                                      ------------------------------------------
                                      William H. Hedden, Director



Dated:   February 13, 2004        By: /s/ Ronald Cohan                       (1)
                                      ------------------------------------------
                                      Ronald Cohan, Director



Dated:   February 13, 2004        By: /s/ Timothy Nyman                      (1)
                                      ------------------------------------------
                                      Timothy Nyman, Director



Dated:   February 13, 2004        By: /s/ Ian Bebbington                     (1)
                                      ------------------------------------------
                                      Ian Bebbington,
                                      Chief Financial Officer
                                      (Principal Financial Officer)

(1) Signed by Stephen C. Kircher pursuant to a power of attorney.